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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                Sequa Corporation
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                                13-1885030
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(State of incorporation                              (I.R.S. Employer
     or organization)                               Identification No.)


200 Park Avenue, 44th Floor, New York, New York            10166
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(Address of principal executive offices)                 (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                  Name of each exchange on which
      to be so registered                  each class is to be registered
      9% Senior Notes due 2009                   New York Stock Exchange

      ------------------------             ------------------------------

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.
[ x ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.
[   ]

Securities Act registration statement file number to which this form relates:
__________________________________________________ (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                      ----
                                (Title of class)


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Item 1.     Description of Registrant's Securities to Be Registered.
            -------------------------------------------------------

     The title of the securities registered hereby is 9% Senior Notes Due 2009 (the "Notes"). The description of such securities is hereby incorporated by reference to the material set forth under the captions (i) "Description of Notes" in the Prospectus Supplement dated July 26, 1999 ("Prospectus Supplement") to the Prospectus dated January 22, 1999 ("Prospectus") and
(ii)"Description of Debt Securities " in the Prospectus which constitutes a part of the Registration Statement on Form S-3, File No. 333-66035, filed under the Securities Act of 1933, as amended (the "Act"). The Prospectus and Prospectus Supplement were filed with the Commission via EDGAR pursuant to Rule 424(b) under the Act on July 28, 1999 and are hereby incorporated by reference.


Item 2.     Exhibits
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1.   Indenture, dated as of July 29, 1999, between Sequa Corporation and Harris Trust Company of New York (filed herewith).

2. Securities Resolution No. 1 of the Registrant, dated as of July 29, 1999, which establishes the terms of the Notes (filed herewith).



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                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                              SEQUA CORPORATION



                                 /s/ Stuart Z. Krinsly
Date:                         By:---------------------------
                                 Name:     Stuart Z. Krinsly
                                 Title:    Senior Executive Vice
                                           President and General Counsel


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EXHIBIT INDEX

Number      Description
------      -----------

1           Indenture, dated as of July 29, 1999, between Sequa
            Corporation and Harris Trust Company of New York (filed herewith).

2 Securities Resolution No. 1 of the Registrant, dated as of July 29, 1999, which establishes the terms of the Notes (filed herewith).